                                                                    EXHIBIT 99.1

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements present (i) unaudited pro forma combined balance sheet at May 31, 2001, giving effect to the acquisition of ProFlame, Inc. and subsidiaries and affiliates (ProFlame) as if the acquisition had been consummated on that date, and (ii) unaudited pro forma combined statements of operations for the nine months ended May 31, 2001 and the year ended August 31, 2000, giving effect to the acquisition of ProFlame as if the acquisition had been consummated on September 1, 1999. Please read note 3 regarding the assumptions made in the preparation of these unaudited pro forma combined financial statements. The unaudited pro forma combined balance sheet at May 31, 2001 combines balance sheets of Heritage Propane Partners, L.P. and subsidiaries (Heritage) as of May 31, 2001 and ProFlame as of May 31, 2001, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the nine month period ended May 31, 2001 combines the results of operations of Heritage for the nine month period ended May 31, 2001 with the results of operations for ProFlame for the nine month period ended May 31, 2001. The unaudited pro forma combined statement of operations for the year ended August 31, 2000 combines the results of operations of Heritage (formerly Peoples Gas Company) for the eight month period ended August 31, 2000 and the results of operations of Peoples Gas Company for the three month period ended December 31, 1999 with the results of operations for ProFlame for the year ended August 31, 2000, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the year ended August 31, 2000 omits the results of operations of Peoples Gas for the month ended September 30, 1999; however, such omission is not material to the unaudited pro forma combined statement of operations.

     On July 5, 2001, Heritage signed definitive agreements to acquire directly and indirectly through Heritage Holdings, Inc. (Heritage's general partner) the propane operations of ProFlame, Inc. and subsidiaries and affiliates in a series of mergers and stock and asset purchases. Upon closing, Heritage will complete the asset purchases and Heritage Holdings, Inc. (HHI) will complete the stock purchases and mergers. HHI will then transfer the assets acquired and liabilities assumed to Heritage. HHI will retain any income tax liability associated with the assets transferred and will be compensated by Heritage through the issuance of common units by Heritage to HHI.

     The purchases of stock and assets will be accounted for as an acquisition using the purchase method of accounting. On July 20, 2001, the Financial Accounting Standards Board approved the issuance of Statement No. 141, Business Combinations, and Statement No. 142, Goodwill and Other Intangible Assets. Please read "Recently Issued Accounting Standards" below. Statements No. 141 and 142 will impact the purchase allocations for the acquisition of ProFlame and the amortization of certain intangibles, including goodwill. Management has not completed an analysis or appraisal of the additional intangible assets that must be identified and valued. Accordingly, for purposes of the unaudited pro forma financial statements, management has recognized intangible assets for customer lists and covenants not-to-compete, consistent with Heritage's past application of Accounting Principles Board Opinion No. 16, Business Combinations. Accordingly, the following pro forma combined financial statements do not reflect any impact of Statements No. 141 or 142.

     A final determination of purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the following unaudited pro forma combined financial statements are preliminary and have been made solely for purposes of developing such pro forma financial information. The pro forma adjustments are based upon currently available information and certain estimates and assumptions, and therefore, the actual adjustments may differ from the unaudited pro forma adjustments. However, management does not believe that final adjustments will be materially different from the amounts presented herein, except for the impact of Statements No. 141 and 142.

     The following unaudited pro forma combined financial statements are provided for informational purposes only and should be read in conjunction with the separate audited consolidated financial statements and related notes of Heritage (which are filed with Heritage's Annual Report filed on Form 10-K with the Securities and Exchange Commission on November 29, 2000) and the consolidated and combined financial statements of ProFlame (which are included as Exhibit 99.2 to this current report on Form 8-K). The following unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the acquisition of ProFlame had been consummated on the dates indicated or which may be achieved in the future.

Recently Issued Accounting Standards

     On July 20, 2001, the Financial Accounting Standards Board (FASB) issued Statement No. 141, Business Combinations, and Statement No. 142, Goodwill and Other Intangible Assets. Statement No. 141 requires all business combinations initiated after June 30, 2001, to be accounted for using the purchase method of accounting. Under Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair-value-based test. Additionally, an acquired intangible asset should be separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented, or exchanged, regardless of the acquirer's intent to do so. There will be more recognized intangible assets, such as unpatented technology and database content, being separated from goodwill. Those assets will be amortized over their useful lives, other than assets that have an indefinite life. Statement No. 142 is required to be applied starting with fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not previously been issued.

     Statement No. 141 will apply to the accounting for Heritage's acquisition of ProFlame, although management has not completed an analysis or appraisal of the additional intangible assets that must be identified and valued. Accordingly, for purposes of the unaudited pro forma financial statements, management has recognized intangible assets for customer lists and covenants not-to-compete, consistent with Heritage's past application of Accounting Principles Board Opinion No. 16, Business Combinations. Management has not determined the method or timing of adopting Statement No. 142. Management has also not determined the impact of adopting Statement No. 142, although goodwill amortization for the nine months ended May 31, 2001 was $5.2 million.

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                  MAY 31, 2001
                                 (IN THOUSANDS)

                                           HERITAGE
                                           PROPANE       PROFLAME,
                                        PARTNERS, L.P.      INC.       PRO FORMA         AS
                                          HISTORICAL     HISTORICAL   ADJUSTMENTS    ADJUSTED
                                        --------------   ----------   -----------    -----------
                                                           ASSETS

CURRENT ASSETS:
  Cash................................     $  4,471       $   914      $   (914)(a)   $  4,570
                                                                         43,938(g)
                                                                        (43,938)(h)
                                                                             99(f)
  Marketable securities...............        6,980            --            --          6,980
  Accounts receivable.................       44,398         3,501            --         47,899
  Inventories.........................       45,403         1,411            --         46,814
  Assets from trading activities......        2,746            --            --          2,746
  Current portion of notes receivable
    from related parties..............           --         2,883        (2,883)(a)         --
  Prepaid expenses and other..........        1,594           687          (351)(a)      1,930
                                           --------       -------      --------       --------
        Total current assets..........      105,592         9,396        (4,049)       110,939
PROPERTY, PLANT AND EQUIPMENT, net....      371,499         7,174        18,756(b)     397,429
INVESTMENT IN AFFILIATES..............        7,232            --            --          7,232
INTANGIBLES AND OTHER ASSETS, net.....      192,080           144         3,414(c)     220,844
                                                                          7,020(d)
                                                                         18,186(e)
                                           --------       -------      --------       --------
        Total assets..................     $676,403       $16,714      $ 43,327       $736,444
                                           ========       =======      ========       ========

                                             LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
  Accounts payable....................     $ 37,044       $ 1,601      $     --       $ 38,645
  Accounts payable to related
    companies.........................        9,028         1,487        (1,487)(a)      9,028
  Accrued and other current
    liabilities.......................       25,729         3,574        (1,233)(a)     28,070
  Liabilities from trading
    activities........................        2,438            --            --          2,438
  Current maturities of long-term
    debt..............................        3,577           461          (374)(a)      3,664
                                           --------       -------      --------       --------
        Total current liabilities.....       77,816         7,123        (3,094)        81,845
LONG-TERM DEBT, less current
  maturities..........................      430,828           143        43,938(g)     481,929
                                                                          7,020(d)
MINORITY INTERESTS....................        5,203            --            50(f)       5,253
NOTES PAYABLE TO RELATED PARTIES......           --           210          (210)(a)         --
DEFERRED TAX LIABILITIES..............           --           281          (281)(a)         --
                                           --------       -------      --------       --------
        Total liabilities.............      513,847         7,757        47,423        569,027
                                           --------       -------      --------       --------
PARTNERS' CAPITAL:
  Common unitholders..................      120,282            --         4,812(f)     125,094
  Subordinated unitholders............       25,464            --            --         25,464
  Class B subordinated unitholders....       18,207            --            --         18,207
  General partner.....................        1,341            --            49(f)       1,390
  Accumulated other comprehensive
    income............................       (2,738)           --            --         (2,738)
  Preferred stock.....................           --           627          (627)(a)         --
  Common stock........................           --           322          (322)(a)         --
  Additional paid-in capital..........           --           531          (531)(a)         --
  Retained earnings...................           --         8,103        (8,103)(a)         --
  Treasury stock......................           --          (626)          626(a)          --
                                           --------       -------      --------       --------
        Total partners' capital.......      162,556         8,957        (4,096)       167,417
                                           --------       -------      --------       --------
        Total liabilities and
          partners' capital...........     $676,403       $16,714      $ 43,327       $736,444
                                           ========       =======      ========       ========

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED MAY 31, 2001
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                         HERITAGE
                                         PROPANE
                                        PARTNERS,    PROFLAME,
                                           L.P.         INC.       PRO FORMA        AS
                                        HISTORICAL   HISTORICAL   ADJUSTMENTS    ADJUSTED
                                        ----------   ----------   -----------   -----------
REVENUES:
  Retail fuel.........................   $386,235     $32,641       $    --      $418,876
  Wholesale fuel......................     52,948      10,254            --        63,202
  Liquids marketing...................    152,155          --            --       152,155
  Other...............................     33,419       3,713          (392)(i)    36,740
                                         --------     -------       -------      --------
         Total revenues...............    624,757      46,608          (392)      670,973
                                         --------     -------       -------      --------
COSTS AND EXPENSES:
  Cost of products sold...............    268,480      28,981            --       297,461
  Trading activities..................    150,265          --            --       150,265
  Operating expenses..................     96,008       7,479            --       103,487
  Depreciation and amortization.......     30,322         959         1,437(j)     32,718
  Selling, general and
    administrative....................     14,003       4,344            --        18,347
                                         --------     -------       -------      --------
         Total costs and expenses.....    559,078      41,763         1,437       602,278
                                         --------     -------       -------      --------
OPERATING INCOME (LOSS)...............     65,679       4,845        (1,829)       68,695
OTHER INCOME (EXPENSE):
  Interest expense....................    (26,423)       (270)          258(k)    (28,897)
                                                                     (2,143)(l)
                                                                       (319)(m)
  Interest income.....................         --         201          (149)(n)        52
  Equity in earnings (losses) of
    affiliates........................      1,568          --            --         1,568
  Gain on disposal of assets..........        502         246            --           748
  Other...............................       (443)         --            --          (443)
                                         --------     -------       -------      --------
INCOME (LOSS) BEFORE MINORITY INTEREST
  AND INCOME TAXES....................     40,883       5,022        (4,182)       41,723
  Minority interest...................     (1,435)         --           (17)(o)    (1,452)
                                         --------     -------       -------      --------
INCOME (LOSS) BEFORE INCOME TAXES.....     39,448       5,022        (4,199)       40,271
  Income taxes........................         --       1,060        (1,060)(p)        --
                                         --------     -------       -------      --------
NET INCOME (LOSS).....................     39,448       3,962        (3,139)       40,271
GENERAL PARTNER'S INTEREST IN NET
  INCOME (LOSS).......................        849          --             8(q)        857
                                         --------     -------       -------      --------
LIMITED PARTNERS' INTEREST IN NET
  INCOME (LOSS).......................   $ 38,599     $ 3,962       $(3,147)     $ 39,414
                                         ========     =======       =======      ========
BASIC NET INCOME PER LIMITED PARTNER
  UNIT................................   $   2.97                                $   3.00
                                         ========                                ========
BASIC WEIGHTED AVERAGE NUMBER OF UNITS
  OUTSTANDING.........................     12,981                                  13,141
                                         ========                                ========
DILUTED NET INCOME PER LIMITED PARTNER
  UNIT................................   $   2.97                                $   2.99
                                         ========                                ========
DILUTED WEIGHTED AVERAGE NUMBER OF
  UNITS OUTSTANDING...................     13,012                                  13,172
                                         ========                                ========

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                 HERITAGE
                                 PROPANE       PEOPLES GAS   PROFLAME,
                              PARTNERS, L.P.     COMPANY        INC.       PRO FORMA         AS
                                HISTORICAL     HISTORICAL    HISTORICAL   ADJUSTMENTS     ADJUSTED
                              --------------   -----------   ----------   -----------    ----------
REVENUES:
  Retail fuel...............     $43,815         $10,133      $27,550       $    --       $ 81,498
  Wholesale fuel............       3,807              --        7,323            --         11,130
  Liquids marketing.........      12,262              --           --            --         12,262
  Other.....................       3,188              --        3,018          (398)(i)      5,808
                                 -------         -------      -------       -------       --------
        Total revenues......      63,072          10,133       37,891          (398)       110,698
                                 -------         -------      -------       -------       --------
COSTS AND EXPENSES:
  Cost of products sold.....      29,962           5,198       21,629            --         56,789
  Trading activities........      11,538              --           --            --         11,538
  Operating expenses........      16,581           3,601        9,590            --         29,772
  Depreciation and
    amortization............       4,686             779        1,357         1,838 (j)      8,660
  Selling, general and
    administrative..........       1,019              --        3,790            --          4,809
                                 -------         -------      -------       -------       --------
        Total costs and
          expenses..........      63,786           9,578       36,366         1,838        111,568
                                 -------         -------      -------       -------       --------
OPERATING INCOME (LOSS).....        (714)            555        1,525        (2,236)          (870)
OTHER INCOME (EXPENSE):
  Interest expense..........      (2,409)             --         (319)          303 (k)     (5,761)
                                                                             (2,858)(l)
                                                                               (478)(m)
  Interest income...........          --              --          226          (175)(n)         51
  Equity in earnings
    (losses) of
    affiliates..............         (67)             --           --            --            (67)
  Gain on disposal of
    assets..................         121              --          266            --            387
  Other.....................        (478)             18           --            --           (460)
                                 -------         -------      -------       -------       --------
INCOME (LOSS) BEFORE
  MINORITY INTEREST AND
  INCOME TAXES..............      (3,547)            573        1,698        (5,444)        (6,720)
  Minority interest.........          80              --           --            76 (o)        156
                                 -------         -------      -------       -------       --------
INCOME (LOSS) BEFORE INCOME
  TAXES.....................      (3,467)            573        1,698        (5,368)        (6,564)
  Income taxes..............         379             289           32           (32)(p)        668
                                 -------         -------      -------       -------       --------
NET INCOME (LOSS)...........      (3,846)            284        1,666        (5,336)        (7,232)
GENERAL PARTNER'S INTEREST
  IN NET INCOME (LOSS)......         (46)              1           --           (37)(q)        (82)
                                 -------         -------      -------       -------       --------
LIMITED PARTNERS' INTEREST
  IN NET INCOME (LOSS)......     $(3,800)        $   283      $ 1,666       $(5,299)      $ (7,150)
                                 =======         =======      =======       =======       ========
BASIC NET INCOME (LOSS) PER
  LIMITED PARTNER UNIT......     $ (0.37)        $  0.16                                  $  (0.66)
                                 =======         =======                                  ========
BASIC WEIGHTED AVERAGE
  NUMBER OF UNITS
  OUTSTANDING...............      10,225           1,732                                    10,857
                                 =======         =======                                  ========
DILUTED NET INCOME (LOSS)
  PER LIMITED PARTNER
  UNIT......................     $ (0.37)        $  0.16                                  $  (0.66)
                                 =======         =======                                  ========
DILUTED WEIGHTED AVERAGE
  NUMBER OF UNITS
  OUTSTANDING...............      10,225           1,732                                    10,857
                                 =======         =======                                  ========

                        HERITAGE PROPANE PARTNERS, L.P.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
         NINE MONTHS ENDED MAY 31, 2001 AND YEAR ENDED AUGUST 31, 2000
                        (IN THOUSANDS, EXCEPT UNIT DATA)

     1. Presentation:

     The unaudited pro forma combined financial statements do not give any effect to any restructuring cost, potential cost savings, or other operating efficiencies that are expected to result from the acquisition. The unaudited pro forma combined financial statements are based on certain assumptions and do not purport to be indicative of the results which actually would have been achieved if the acquisition had been consummated on the dates indicated or which may be achieved in the future. The purchase accounting adjustments made in connection with the development of the unaudited pro forma combined financial statements are preliminary and have been made solely for purposes of presenting such pro forma financial information.

     2. It has been assumed that for purposes of the unaudited pro forma combined balance sheet, the acquisition of ProFlame occurred on May 31, 2001 and for purposes of the unaudited pro forma combined statements of operations, the acquisition of ProFlame occurred on September 1, 1999. The unaudited pro forma combined balance sheet at May 31, 2001 combines balance sheets of Heritage Propane Partners, L.P. and subsidiaries (Heritage) as of May 31, 2001 and ProFlame, Inc. and subsidiaries and affiliates as of May 31, 2001, after giving effect to pro forma adjustments. The unaudited pro forma combined statement of operations for the nine months ended May 31, 2001 combines the results of operations of Heritage for the nine months ended May 31, 2001 with the results of operations for ProFlame for the nine months ended May 31, 2001. The unaudited pro forma combined statement of operations for the year ended August 31, 2000 combines the results of operations of Heritage (formerly Peoples Gas Company) for the eight months ended August 31, 2000 and the results of operations of Peoples Gas Company for the three months ended December 31, 1999 with the results of operations for ProFlame for the year ended August 31, 2000, after giving effect to pro forma adjustments.

     On July 5, 2001, Heritage signed definitive agreements to acquire directly and indirectly through Heritage Holdings, Inc. (Heritage's general partner), the propane operations of ProFlame, Inc. and subsidiaries and affiliates in a series of mergers and stock and asset purchases. Upon closing, the asset purchases will be completed by Heritage and Heritage Holdings, Inc. (HHI) will complete the mergers and the stock purchases. HHI will then transfer the assets acquired and liabilities assumed to Heritage. HHI will retain any income tax liability associated with the assets transferred and will be reimbursed by Heritage through the payment of cash and/or the issuance of common units by Heritage to HHI. For purposes of the preparation of the unaudited pro forma combined financial statements, the reimbursement to HHI has been assumed to be in common units only.

     The purchases of stock and assets will be accounted for as an acquisition using the purchase method of accounting. On July 5, 2001, the Financial Accounting Standards Board approved the issuance of Statement No. 141, Business Combinations, and Statement No. 142, Goodwill and Other Intangible Assets. Please read "Recently Issued Accounting Standards" above. Statements No. 141 and 142 will impact the purchase allocations for the acquisition of ProFlame and the amortization of certain intangibles, including goodwill. Management has not completed an analysis or appraisal of the additional intangible assets that must be identified and valued. Accordingly, for purposes of the unaudited pro forma financial statements, management has recognized intangible assets for customer lists and covenants not-to-compete, consistent with Heritage's past application of Accounting Principles Board Opinion No. 16, Business Combinations. Accordingly, the following pro forma combined financial statements do not reflect any impact of Statements No. 141 or 142.

     Heritage has agreed to pay the sellers of ProFlame cash consideration of $39,800 at the closing of the acquisition. Heritage will also reimburse the sellers of ProFlame for working capital in an amount estimated to be $4,138. To the extent working capital is more or less than $4,138, the reimbursement will change. Heritage will also reimburse HHI $4,812 through the payment of cash and/or the issuance of Common Units in Heritage for the income tax liability retained by HHI. Heritage will enter into covenants not to compete with certain key members of management of the seller, subject to certain conditions. The discounted value of the

                        HERITAGE PROPANE PARTNERS, L.P.

covenants not to compete is $7,020. The cash consideration of $39,800 and the working capital reimbursement of $4,138 will be financed through borrowings under Heritage's Senior Revolving Acquisition Facility.

     3. The pro forma adjustments are as follows:

     (a) Reflects the elimination of assets not acquired and liabilities not assumed by Heritage and the elimination of ProFlame's equity accounts, including preferred stock.

     (b) Reflects the pro forma allocation of the step-up to property, plant and equipment to fair value.

     (c) Reflects the pro forma allocation of the purchase price to customer lists.

     (d) Reflects the discounted value of the non-compete agreements entered into with the former management of ProFlame.

     (e) Reflects the pro forma allocation of the residual value of the purchase price to goodwill.

     (f) Reflects the issuance of 160,400 common units of Heritage, valued at $30 per unit, to HHI, and the cash contribution of $99 by HHI to maintain its general partner interest.

     (g) Reflects the proceeds from borrowings under Heritage's Senior Revolving Acquisition Facility at a rate of 6.504 percent.

     (h) Reflects payment of the combined purchase price of ProFlame, Inc. and subsidiaries and affiliates.

     (i) Reflects the elimination of profits from employee leasing program to ProFlame related entities that discontinues after the acquisition of ProFlame.

     (j) Reflects increased depreciation and amortization related to the excess purchase price over ProFlame's cost allocated to property, plant and equipment (3-30 years), customer lists (15 years) and goodwill (30 years). Also, reflects amortization of the non-compete agreements (10 years).

     (k) Reflects elimination of interest expense related to debt not assumed by Heritage.

     (l) Reflects interest expense related to borrowings under the Senior Revolving Acquisition Facility at a rate of 6.504 percent.

     (m) Reflects imputed interest on the discounted value of the non-compete agreements.

     (n) Reflects elimination of interest income related to notes receivable from related parties not acquired by Heritage.

     (o) Reflects the adjustment to minority interest expense for Heritage Operating, L.P.

     (p) Reflects the elimination of income tax expense, as income taxes are borne by the partners.

     (q) Reflects the adjustment to the general partner's interest in the net income of Heritage.

                        HERITAGE PROPANE PARTNERS, L.P.

     4. The ProFlame historical financial statements include the following nonrecurring charges which are expected to be eliminated through implementation of the Heritage business and operating strategy.

                                                           NINE MONTHS ENDED   YEAR ENDED
                                                                MAY 31,        AUGUST 31,
                                                                 2001             2000
                                                           -----------------   ----------
  Personnel costs(a).....................................         2,950           3,250
  Transaction expenses(b)................................         1,000              --
                                                                -------         -------
                                                                $ 3,950         $ 3,250
                                                                =======         =======

---------------

(a) Reflects the personnel costs for directors, officers and management of ProFlame who will resign at closing.

(b) Reflects expenses recorded by ProFlame related to the acquisition by Heritage.